SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6[e][2])

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BERKSHIRE HATHAWAY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Your Vote Counts!

BERKSHIRE HATHAWAY INC.

2023 Annual Meeting

Vote by May 5, 2023

11:59 PM ET

You invested in BERKSHIRE HATHAWAY INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2023.

Get informed before you vote

View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Berkshire Hathaway Annual
Point your camera here and	Meeting*
vote without entering a	May 6, 2023
control number
CHI Health Center Omaha
455 North 10th Street
Omaha, Nebraska
*For more information, go to
www.berkshirehathaway.com/sharehold.html

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends

1.	Election of Directors
	Nominees:
	01)	Warren E. Buffett	06)	Stephen B. Burke	11)	Ajit Jain	For
	02)	Charles T. Munger	07)	Kenneth I. Chenault	12)	Thomas S. Murphy, Jr.
	03)	Gregory E. Abel	08)	Christopher C. Davis	13)	Ronald L. Olson
	04)	Howard G. Buffett	09)	Susan L. Decker	14)	Wallace R. Weitz
	05)	Susan A. Buffett	10)	Charlotte Guyman	15)	Meryl B. Witmer

2.	Non-binding resolution to approve the compensation of the Company’s Named Executive Officers, as described in the 2023 Proxy Statement.						For

3.	Non-binding resolution to determine the frequency (whether annual, biennial or triennial) with which shareholders of the Company shall be entitled to have an advisory vote on executive compensation.						Years

4.	Shareholder proposal regarding how the Company manages physical and transitional climate-related risks and opportunities.						Against

5.	Shareholder proposal regarding how climate-related risks are being governed by the Company.						Against

6.	Shareholder proposal regarding how the Company intends to measure, disclose and reduce GHG emissions associated with its underwriting, insuring and investment activities.						Against

7.	Shareholder proposal regarding the reporting on the effectiveness of the Corporation’s diversity, equity and inclusion efforts.						Against

8.	Shareholder proposal regarding the adoption of a policy requiring that two separate people hold the offices of the Chairman and the CEO.						Against

9.	Shareholder proposal requesting that the Company avoid supporting or taking a public policy position on controversial social and political issues.						Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, including the shareholders meeting credential request form (on the reverse side), vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

Instructions for Mailing Credential Order Form:

1. Complete the Credential Order Form below.

2. Place the completed Order Form in an envelope.

3. Mail the envelope to:

Berkshire Hathaway Inc.

Attn: Mailing Credentials

3555 Farnam Street

Omaha, NE 68131

Please make sure to address envelope exactly as indicated above.

CREDENTIAL

REQUEST FORM

INSIDE

Berkshire Hathaway Inc.

2023 Shareholders Meeting

Credential Order Form

Saturday, May 6

Please send Credentials for the 2023 Shareholders

Meeting to the following address: (please print clearly)

Name

Address	# of Credentials

City, State

(Maximum of 4)

Zip

Meeting Credentials will NOT be returned via overnight delivery

(Regardless of payment arrangment).

MUST BE PLACED IN AN ENVELOPE FOR MAILING